SELECTED CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income:
Interest on cash equivalents, short-term deposits and restricted cash	$ 980	$ 315	$ 399
Other	18	611	272
Total financial income	998	926	671
Expenses:
Interest with respect to bank loans	0	0	195
Exchange rate differences, net	2,019	543	176
Bank charges including guarantees	1,752	1,986	2,201
Other	45	119	6
Total financial expenses	3,816	2,648	2,578
Total financial expenses, net	$ 2,818	$ 1,722	$ 1,907